                                                                    EXHIBIT 10.7

                                                               EXECUTION VERSION

     SECOND AMENDMENT, dated as of March 13, 2003 (this "Second Amendment") among IPC ACQUISITION CORP. ("Purchaser"), a Delaware corporation, IPC INFORMATION SYSTEMS INC. ("IPC"), a Delaware corporation, IPC INFORMATION SYSTEMS (AUSTRALIA) PTY.LTD. ("IPC Australia" and together with Purchaser and IPC and their respective subsidiaries, the "IPC Entities"), GLOBAL CROSSING LIMITED ("GC"), a Bermuda corporation, and GLOBAL CROSSING TELECOMMUNICATIONS INC. ("GCT"), a Michigan corporation, to the NETWORK SERVICES, CHANNEL SALES AND TRANSITIONAL SERVICES AGREEMENT, dated as of December 20, 2001 (the "Agreement"), as amended pursuant to the AMENDMENT, dated July 3, 2002 (the "Amendment", and together with the Agreement, the "Amended Agreement") among the parties to this Second Amendment. The aforementioned entities are sometimes referred to herein individually as a "Party" and collectively as "Parties."

     WHEREAS, the Parties entered into an Agreement;

     WHEREAS, on the Filing Date, GC and its affiliated debtors filed chapter
11 cases under title 11 of the United States Code in the United States Bankruptcy Court for the Southern District of New York (the "Bankruptcy Court");

     WHEREAS, on March 11, 2002, Purchaser filed a motion with the Bankruptcy Court to compel GC and GCT to assume or reject the Agreement;

     WHEREAS, on July 3, 2002, in connection with such motion and to resolve certain matters between them, the Parties entered into the Amendment and the Bankruptcy Court authorized and approved by an order of such court the Amendment;

     WHEREAS, on December 26, 2002, the Bankruptcy Court confirmed a joint plan of reorganization for GC and its affiliated debtors (the "Plan");

     WHEREAS, the Plan provided for the rejection of that certain Purchase Agreement, dated November 16, 2001, as amended, among the Purchaser, GC and the other parties thereto (the "Purchase Agreement");

     WHEREAS, Purchaser has filed an objection to the proposed rejection of the Purchase Agreement and to the confirmation of the Plan (the "Objection");

     WHEREAS, pursuant to the Stipulation, Agreement and Order among Purchaser and GC entered as an order of the Bankruptcy Court on December 5, 2002, Purchaser withdrew the Objection to the extent it opposed confirmation of the Plan, and Purchaser and GCL agreed that a separate hearing would be held on the Objection insofar as it opposed the rejection of the Purchase Agreement; and

     WHEREAS, in connection with the Objection and to resolve certain matters, Purchaser, GC and certain other parties have agreed to enter into that certain settlement and rejection agreement, dated as of the date hereof (the "Termination Agreement"); and

     WHEREAS, in connection with Purchaser's motion and to resolve certain matters, the Parties desire to amend the terms of the Amended Agreement.

     NOW, THEREFORE, in consideration of the premises, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Parties hereby agree as follows:

     SECTION 1. Definitions. Capitalized terms used in this Second Amendment and not otherwise defined herein shall have the meanings ascribed to them in the Agreement or the Amendment.

     SECTION 2. Effectiveness. Within two (2) business days following the execution of this Second Amendment, GC shall submit to the Bankruptcy Court a proposed order substantially in the form attached hereto as Exhibit A. This Second Amendment shall become effective (The "Effective Time") upon (i) the first business day following the day this Second Amendment and the Termination Agreement have been authorized and approved by the order of the Bankruptcy Court (but without any changes that would adversely affect the rights of the parties under this Second Amendment or the Termination Agreement) (the "Order"), or (ii) the day immediately following the Suspension Termination Date (as defined in the Amendment); provided that, if the Suspension Termination Date shall occur prior to the satisfaction of the conditions set forth in clause (i) of this Section 2, GC shall (and shall cause its applicable affiliates to) (A) take all actions and enter into and/or execute or cause to be executed any instrument, agreement or document necessary to effect and implement this Second Amendment and the Termination Agreement and the transactions set forth in this Second Amendment and the Termination Agreement and (B) use reasonable efforts to obtain any necessary authorization or approval in connection with this Second Amendment and the Termination Agreement. Unless and until the foregoing conditions are satisfied; this Second Amendment shall be null and void and of no force and effect, shall be without prejudice to the Parties hereto and shall not be referred to by either of the Parties for any purpose whatsoever except as to and for the purposes of this
Section 2. The authorization and approval by the Bankruptcy Court pursuant to the Order shall constitute the granting of appropriate authority and a direction to the Parties hereto to take all actions and enter into and/or execute any instrument, agreement or document as may be necessary to effect and implement the terms hereof.

     SECTION 3. Amendment to Article II or the Agreement. Article II of the Agreement is hereby amended by adding a new Section 2.5 at the end thereof as follows:

      "2.5 Amendment to Article II. Notwithstanding anything to the contrary contained in this Agreement, the IPC Entities agree that the GC Entities (or any of their subsidiaries) shall be the IPC Entities' Preferred Provider of Network Services from the Effective Date until January 1, 2006; provided, however, that the IPC Entities shall be permitted to use any other provider of Network Services (a) in accordance with Section 2.1 of the Agreement, or (b) so long as the IPC Entities' aggregate annual payments to the GC Entities and their subsidiaries for Network Services equal or exceed US$48,000.

     SECTION 4. Termination of Article III of the Agreement. Article III of the Agreement is hereby terminated in its entirety and shall no longer have any force and effect.

     SECTION 5. Amendment to Article IV of the Agreement. Section 4.1(a) of the Agreement is hereby amended by deleting the words "third (3rd) anniversary" in the second line of the first sentence and replacing them with the words "June 20, 2004."

     SECTION 6. Amendment to Article VI of the Agreement. Section 6.11(c) of the Agreement is hereby amended by deleting the words "the second (2nd) anniversary of the Closing Date" in the first line of the second sentence and replacing them with the words "June 20, 2003."

     SECTION 7. Acknowledgement and Mutual Release. This Second Amendment shall constitute a full and complete discharge, satisfaction, and release of any and all claims, causes of action, actions, suits, debts, dues, sums of money, accounts, reckonings, bonds, bills, specialties, controversies, agreements, promises, variances, trespasses, damages, judgments, extents, executions, and demands whatsoever that the GCT Group, on the one hand, and IPC and the IPC Entities, on the other hand, have had or have against the other in respect of any obligations arising out of or pursuant to the Amended Agreement as of the date hereof. Notwithstanding the foregoing, nothing in this Section 7 shall be taken to release the Parties from any obligation to pay for any services rendered by any one Party to any of the other Parties in the period between June 1, 2002 and the Effective Time, which obligations shall survive in full; provided, further, that payments by either Party in accordance with the immediately preceding proviso shall not exceed US$80,000 (ii) the Parties shall remain obligated to each other for any obligations which arise under the Amended Agreement (as further amended and modified by this Second Amendment) after the date hereof. Each Party hereby acknowledges that the other Parties have complied with all of their respective obligations under the Amended Agreement as of the date hereof and waives any rights it may have respecting any nonperformance of any such obligation.

     SECTION 8.     Miscellaneous

     (a) Except as otherwise expressly modified by this Second Amendment, the Agreement and the Amendment are, and shall continue to be, in full force and effect in accordance with their respective terms.

     (b) The Agreement (as amended and modified by the Amendment and this Second Amendment) constitutes the entire agreement and supersedes all prior agreements and understandings, both written and oral, among the parties with respect to the subject matter hereof.

     (c) This Second Amendment may be executed by the Parties on one or more counterparts, and all of such counterparts shall be deemed to constitute one and the same instrument. This Second Amendment may be delivered by facsimile transmission of the relevant signature pages hereof.

     (d) THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

                 [remainder of page intentionally left blank]

     IN WITNESS WHEREOF, the Parties hereto have caused this Second Amendment to be duly executed as of the date first above written.


                                                  GLOBAL CROSSING
                                                       TELECOMMUNICATIONS, INC

                                                  By:
                                                     --------------------------
                                                      Name:
                                                      Title:


                                                  GLOBAL CROSSING LTD.

                                                  By:
                                                     --------------------------
                                                      Name:
                                                      Title:


                                                  IPC ACQUISITION CORP.

                                                  By: /s/ TIMOTHY WHELAN
                                                     --------------------------
                                                      Name: Timothy Whelan
                                                      Title: Chief Financial
                                                             Officer

                                                  IPC INFORMATION SYSTEMS, INC.

                                                  By: /s/ John McSherry
                                                     --------------------------
                                                      Name:  John McSherry
                                                      Title: Secretary, Vice
                                                             President


                                                  IPC INFORMATION SYSTEMS
                                                       (AUSTRALIA) PTY.LTD.

                                                  By: /s/ GREGORY S KENEPP
                                                     --------------------------
                                                      Name:  Gregory S. Kenepp
                                                      Title: Authorized
                                                             Signatory




                                       -4

     IN WITNESS WHEREOF, the Parties hereto have caused this Second Amendment to be duly executed as of the date first above written.


                                                  GLOBAL CROSSING
                                                       TELECOMMUNICATIONS, INC

                                                  By: /s/ MITCHELL SUSSIS
                                                     --------------------------
                                                      Name:  Mitchell Sussis
                                                      Title: Vice President


                                                  GLOBAL CROSSING LTD.

                                                  By: /s/ MITCHELL SUSSIS
                                                     --------------------------
                                                      Name:  Mitchell Sussis
                                                      Title: Vice President


                                                  IPC ACQUISITION CORP.

                                                  By:
                                                     --------------------------
                                                      Name:
                                                      Title:


                                                  IPC INFORMATION SYSTEMS, INC.

                                                  By:
                                                     --------------------------
                                                      Name:
                                                      Title:


                                                  IPC INFORMATION SYSTEMS
                                                       (AUSTRALIA) PTY.LTD.

                                                  By:
                                                     --------------------------
                                                      Name:
                                                      Title:

                                   EXHIBIT A

                                 Form of Order

UNITED STATE BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK

                         ------------------------------

IN RE                              :
                                   :    CHAPTER 11 CASE NO.
                                   :
GLOBAL CROSSING LTD., ET AL.,      :    02-40188 (REG)
                                   :
                    DEBTORS.       :    (JOINTLY ADMINISTERED)
                                   :

                         ------------------------------

         ORDER RESOLVING THE OBJECTION OF IPC ACQUISITION CORP. TO THE
          REJECTION OF A CERTAIN EXECUTORY CONTRACT AND APPROVING AND
                       AUTHORIZING THE SETTLEMENT BETWEEN
            THE DEBTORS AND IPC ACQUISITION CORP. AND ITS AFFILIATES

     The Debtors' Joint Plan of Reorganization under Chapter 11 of the Bankruptcy Code, dated October 28, 2002 (the "Plan"), having been filed with the Bankruptcy Court (the "Court") by Global Crossing Ltd. and its direct and indirect subsidiaries that are debtors in the above-referenced chapter 11 cases (collectively, the "Debtors") and approved by the Court on December 26, 2002; and whereas the Plan provides, among other things, for the rejection of that certain Purchase Agreement, dated as of November 16, 2001, among IPC Acquisition Corp. ("IPC"), certain Debtors and certain other parties, as amended by that certain Amendment to the Purchase Agreement, dated as of November 16, 2001 (as amended as of December 20, 2001, the "Purchase Agreement"); whereas, on November 26, 2002, IPC filed an objection to the Debtors' proposed rejection of the Purchase Agreement (the "Objection"); and whereas the Debtors and IPC have since reached a settlement agreement settling the Objection and other matters, which agreement is memorialized in the Settlement and Rejection Agreement (the "Settlement

Agreement", a copy of which is attached hereto as Exhibit A) and the second amendment (the "Second Amendment", a copy of which is attached hereto as Exhibit
B) to the Network Services, Channel Sales and Transitional Services Agreement (the "NCT Agreement")(1) dated December 20, 2001, as amended July 3, 2002, pursuant to an order of the Court dated July 3, 2002; and whereas the Debtors have provided notice to the statutory committee of unsecured creditors appointed in these chapter 11 cases and the Debtors' prepetition bank lenders of the terms of the Settlement Agreement and the Second Amendment; and it appearing that the Settlement Agreement and the Second Amendment are in the best interests of the Debtors and their estates; and it appearing that no other or further notice is required; and based on all the proceedings had before the Court and after due deliberation and sufficient cause appearing thereof, it is

     ORDERED that, pursuant to sections 105(a) and 363(b)(1) of the Bankruptcy Code, the Settlement Agreement and the Second Amendment are hereby approved; and it is further

     ORDERED that, pursuant to section 365 of the Bankruptcy Code, the rejection by the Debtors of the Purchase Agreement is approved as of the date hereof; and it is further

     ORDERED that the Debtors are authorized to execute, deliver, implement and fully perform any and all obligations, instruments, documents and papers and to take any and all actions reasonably necessary or appropriate to consummate the Settlement Agreement; and it is further

     ORDERED that the Court shall retain jurisdiction to hear any dispute among the parties under or in connection with the Settlement Agreement and the Second Amendment.


Dated: March 13 , 2003

       New York, New York



                                               ------------------------------
                                               ALLAN L. GROPPER
                                               UNITED STATES BANKRUPTCY JUDGE


-------------
(1) The NCT Agreement was entered into by IPC, Asia Global Crossing IPC Trading Systems Australia Pty. Ltd. (predecessor-in-interest to IPC Information Systems (Australia) Pty. Ltd.), Asia Global Crossing Asia Pacific Commercial Ltd., Global Crossing Ltd. ("GC") and Global Crossing Telecommunications, Inc.


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